EXHIBIT 10.2a
                                                                   -------------

       JOINT VENTURE CONTRACT BETWEEN DIYING (TIANJIN) MINING SCIENCE AND
                      TECHNOLOGY DEVELOPMENT CO., LTD. AND
 EMPIRE GOLD CORP. FOR THE ESTABLISHMENT OF EMPIRE (TIANJIN) RESOURCES CO., LTD.

                             AGREEMENT OF AMENDMENT
              FOR TOTAL AMOUNT OF INVESTMENT AND REGISTERED CAPITAL

This Agreement of Amendment for Total Amount of Investment and Registered Capital (hereinafter called "Agreement of Amendment") is signed by the following parties in Tianjin, China on this 3rd day of July, 2007:

Party A: Diying (Tianjin) Mining Science and Technology Development Co., Ltd.
Address: 4, 8th Road, Dazhigu, Hedong District, Tianjin, China 300170
Party B: Empire Gold Corp.
Address: 410 Park Avenue, 15th Floor, New York, NY USA 10022

Whereas,

1) The two parties signed Joint Venture Contract for the Establishment of Empire (Tiajin) Resources Co., Ltd. on December 8, 2007;

2) Empire (Tianjin) Resources Co., Ltd. received all the approval documents from the relevant government authorities and the business license on April 12, 2007; and

3) The government authorities allow Empire (Tianjin) Resources Co., Ltd. to place the first installment of the registered capital in a minimum of 20% of its total registered capital.

Therefore, according to the two parties' current situation and the needs for business development, through mutual discussions, the two parties reach the Following Agreement of Amendment for Article 5.3 of Clause 5 Total Investment and Registered Capital. The capital contribution of Party B to the Registered Capital of the Joint Venture is amended to the following capital placement schedule:

1) Prior to July 5, 2007, contribute two hundred thousand dollars ($200,000); 2) Prior to September 5, 2007, contribute three hundred thousand dollars ($300,000); 3) Prior to December 5, 2007, contribute five hundred thousand dollars ($500,000).

This Agreement of Amendment shall become effective upon signing, and shall be part of the Joint Venture Contract with the same legal enforcement.

Party A:  Diying (Tianjin) Mining Science and Technology Development Co., Ltd.

/s/ Wenqin Zhang
Wenqin Zhang

Party B:  Empire Gold Corp.

/s/ Weiguo Lang
Weiguo Lang